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                                 EXHIBIT 10.3

                      SIXTH AMENDMENT TO CREDIT AGREEMENT

     This Sixth Amendment to Credit Agreement (the "Amendment") is made on this 30th day of July, 1999 by and among Converse Inc. (the "Borrower"), BT Commercial Corporation, as Agent (in such capacity, the "Agent") and BT Commercial Corporation (in its capacity as lender, "BTCC"), Fleet Business Credit Corporation ("FBC"), LaSalle National Bank ("LaSalle"), BankBoston, N.A. ("BankBoston"), FINOVA Capital Corporation ("FINOVA"), BNY Financial Corporation ("BNY"), Fleet Capital Corporation ("Fleet"), NationsBank of Texas, N.A. ("NationsBank"), Heller Financial, Inc. (BT, FBC, LaSalle, BankBoston, FINOVA, BNY, Fleet, NationsBank, and Heller referred to collectively as "Lenders").

                             W I T N E S S E T H:

     WHEREAS, the Agent, the Lenders and the Borrower are parties to that certain Credit Agreement dated as of May 21, 1997, as amended by that certain First Amendment to Credit Agreement dated as of June 26, 1997, that certain Second Amendment to Credit Agreement dated as of November 21, 1997, that certain Third Amendment to Credit Agreement dated as of January 29, 1998, that certain Fourth Amendment to Credit Agreement dated as of September 16, 1998, and that certain Fifth Amendment to Credit Agreement dated as of May 28, 1999 (collectively, the "Credit Agreement"); and

     WHEREAS, the parties desire to amend the Credit Agreement, as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto agree as follows:

     SECTION I. DEFINITIONS. Unless otherwise defined herein, all capitalized terms shall have the meaning given to them in the Credit Agreement.

     SECTION II. AMENDMENTS TO CREDIT AGREEMENT.

            2.1 The defined term "Borrowing Base", which appears in Section 1.1 of the Credit Agreement, is hereby amended by deleting the reference to "July 31, 1999" contained in subsection (F)(i) thereof and inserting "October 31" in its stead.

     SECTION III. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

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     3.1 Agent shall have received copies of this Amendment duly executed by
Borrower and Lenders constituting Required Lenders.

     3.2 Borrower shall have paid to Agent for the benefit of the Lenders who have committed to make advances pursuant to subsection (F) of the Borrowing Base, an amendment fee in the amount of $150,000.

     3.3 Agent shall have received such other documents, certificates and assurances as it shall reasonably request.

     SECTION IV. REAFFIRMATION OF BORROWER. Borrower hereby represents and warrants to Agent and Lender that (i) the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lender have granted their consent; (ii) to the best of Borrower's knowledge, on the date hereof it is in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and (iii) to the best of Borrower's knowledge, upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION V. FULL FORCE AND EFFECT. Except as herein amended, the Credit Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION VI. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                          BORROWER:

                                          CONVERSE INC.


                                          By: /s/ Donald J. Camacho
                                              ----------------------------------
                                              Name: Donald J. Camacho
                                                    ----------------------------
                                              Title: Senior Vice President
                                                     ---------------------------

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                                          AGENT:

                                          BT COMMERCIAL CORPORATION


                                          By: /s/ Frank Fazio
                                              ----------------------------------
                                              Name: Frank Fazio
                                                    ----------------------------
                                              Title: Director
                                                     ---------------------------


                                          LENDER:

                                          BT COMMERCIAL CORPORATION


                                          By: /s/ Frank Fazio
                                              ----------------------------------
                                              Name: Frank Fazio
                                                    ----------------------------
                                              Title: Director
                                                     ---------------------------

                                          LENDER:

                                          FLEET BUSINESS CREDIT
                                          CORPORATION


                                          By: /s/ Jennifer S. Mellitt
                                              ----------------------------------
                                              Name: Jennifer S. Mellitt
                                                    ----------------------------
                                              Title: Vice President
                                                     ---------------------------

                                          LENDER:

                                          LASALLE NATIONAL BANK


                                          By: /s/ Christopher G. Clifford
                                              ----------------------------------
                                              Name: Christopher G. Clifford
                                                    ----------------------------
                                              Title: Senior Vice President
                                                     ---------------------------

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                                          LENDER:

                                          BANKBOSTON, N.A.


                                          By: /s/ Kathy A.Sweeney
                                              ----------------------------------
                                              Name: Kathy A. Sweeney
                                                    ----------------------------
                                              Title: Vice President
                                                     ---------------------------

                                          LENDER:

                                          FINOVA CAPITAL CORPORATION


                                          By: /s/ Brian Rujewitz
                                              ----------------------------------
                                              Name: Brian Rujewitz
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                          LENDER:

                                          BNY FINANCIAL CORPORATION


                                          By: /s/ Anthony Viola
                                              ----------------------------------
                                              Name: Anthony Viola
                                                    ----------------------------
                                              Title: Vice President
                                                     ---------------------------

                                          LENDER:

                                          FLEET CAPITAL CORPORATION


                                          By: /s/ Jennifer S. Mellitt
                                              ----------------------------------
                                              Name: Jennifer S. Mellitt
                                                    ----------------------------
                                              Title: Vice President
                                                     ---------------------------

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                                          LENDER:

                                          NATIONSBANK OF TEXAS, N.A.


                                          By:
                                              ----------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                     ---------------------------

                                          LENDER:

                                          HELLER FINANCIAL, INC.


                                          By: /s/ Sara Wrobel
                                              ----------------------------------
                                              Name: Sara Wrobel
                                                    ----------------------------
                                              Title: Vice President
                                                     ---------------------------

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